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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest event reported): October 24, 2003
                                                         ----------------

                             ESCALADE, INCORPORATED
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Indiana                      0-6966                13-2739290
            -------                      ------                ----------
(State or Other Jurisdiction of (Commission File Number) (IRS Employer I.D. No.)
         Incorporation)

                    251 Wedcor Avenue, Wabash, Indiana 47992
                    ----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (260) 569-7208
                                                           --------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On October 24, 2003, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively.


                                   SIGNATURES
Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.

Date:         October 24, 2003        ESCALADE, INCORPORATED
                                      By: /s/ Terry D. Frandsen
                                      -------------------------
                                      Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER     DESCRIPTION
      99.1      Press release dated October 24, 2003
      99.2      Message to Shareholders dated October 24, 2003 for the quarter ended October 4, 2003.